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                                                                   Exhibit 99.2

November 30, 2004



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read and agree with the comments in Item 4.01 of Form 8-K/A of Ortec International, Inc. dated November 30, 2004.


/s/ Grant Thornton LLP